                                                                    Exhibit 3(i)



                            CERTIFICATE OF AMENDMENT
                      OF THE CERTIFICATE OF INCORPORATION
                                       OF
                         MORTGAGE BANKERS HOLDING CORP.

WE THE UNDERSIGNED, Timothy B. Smail, Kevin P. Maloney, being respectively the treasurer and president of Mortgage Bankers Holding Corp. hereby certify:

     1. A Certificate of amendment of the certificate of incorporation of said corporation was filed November 15, 1996 under the name Mortgage Bankers Holding Corp.

     2.  The name of the corporation is National Institute Companies of America

     3. The certificate of incorporation is amended to read as follows: The name of the corporation is National Institute Companies of America, Inc. (NICA).

     4.  The amendment was authorized in the following manner:

By resolution of the Board of Directors of Mortgage Bankers Holding Corp, dated January 5th, 2000, ratified, signed, and accepted unanimously by consent of the Board of Directors Timothy E. Smail, Treasurer and Kevin P. Maloney, President.

IN WITNESS WHEREOF, we have signed this certificate on the 5th day of January 2000, we affirm the statements contained therein as true under penalties of perjury.


                                              /s/ Timothy E. Smail
                                              ---------------------------------
                                              Timothy E. Smail, Treasurer


                                              /s/ Kevin P. Maloney
                                              ----------------------------------
                                              Kevin P. Maloney, President

                         MORTGAGE BANKERS HOLDING CORP.
             RESOLUTION AS AN AMENDMENT TO ARTICLE OF INCORPORATION
                        DATED JANUARY 5,2000 AUTHORIZING
                       NAME. SYMBOL AND CUSIP CHANGE FROM
                     MORTGAGE BANKERS HOLDING CORP. (MBHC)
            TO NATIONAL INSTITUTE COMPANIES OF AMERICA, INC. (NICA)


                  WHEREAS, the Corporation desires to change the Company name from Mortgage Bankers Holding Corp. (MBHC) to National Institute Companies of America, Inc. (NICA), the Stock Symbol from MBHC to NICA and change the CUSIP
Number:

                  NOW, THEREFORE, it is hereby:

                  RESOLVED, that the new Company name is National Institute Companies of America, the new Stock Symbol will be NICA and a new CUSIP will be issued.

                  FURTHER RESOLVED, that the appropriate officers of the Corporation be and hereby are authorized and directed to complete, execute and deliver, for and on behalf of the Corporation, all documents and instruments required or necessary to undertake and complete the terms and conditions of this resolution in accordance with the terms and provisions of this resolution, and to do or take, or cause to be done or taken, all other acts and actions required or necessary to undertake and complete this resolution in accordance with the terms and provisions of this.

                  IN WITNESS WHEREOF, this resolution is hereby ratified and accepted by the Board of Directors of the Company this 5th day of January, 2000.

                 MORTGAGE BANKERS HOLDING CORP.



/s/ Timothy E. Smail                         /s/ Kevin P. Maloney
-------------------------------              -------------------------------
Timothy E. Smail, Treasurer                  Kevin P. Maloney, President

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                                       OF
                         MORTGAGE BANKERS HOLDING CORP.

WE THE UNDERSIGNED, Timothy B. Smail, Kevin P. Maloney, being respectively the treasurer and president of Mortgage Bankers Holding Corp. hereby certify:

     1. A Certificate of amendment of the certificate of incorporation of said corporation was filed November 15, 1996 under the name Mortgage Bankers Holding Corp.

     2.  The name of the corporation is National Institute Companies of America

     3. The certificate of incorporation is amended to read as follows: The name of the corporation is National Institute Companies of America, Inc. (NICA).

     4.  The amendment was authorized in the following manner:

By resolution of the Board of Directors of Mortgage Bankers Holding Corp, dated January 5th, 2000, ratified, signed, and accepted unanimously by consent of the Board of Directors Timothy E. Smail, Treasurer and Kevin P. Maloney, President.

IN WITNESS WHEREOF, we have signed this certificate on the 5th day of January 2000, we affirm the statements contained therein as true under penalties of perjury.



                                              ---------------------------------
                                              Timothy E. Smail, Treasurer


                                              /s/ Kevin P. Maloney
                                              ----------------------------------
                                              Kevin P. Maloney, President

                            CERTIFICATE OF AMENDMENT
                      OF THE CERTIFICATE OF INCORPORATION
                                       OF
                         MORTGAGE BANKERS HOLDING CORP.

                -------------------------------------------------
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

                                     *****

                  WE, THE UNDERSIGNED, Stephen D. Replin and Lee D. Weinstein, being respectively the president and the secretary, treasurer of Regatta Group, Ltd. hereby certify:

                  1.  The name of the corporation is MORTGAGE BANKERS HOLDING
                      CORP.

                  2. The certificate of incorporation of said corporation was filed by the Department Of State on the 15th day of March, 1995, under the name of Regatta Group, Ltd.

                        3 (a) The certificate of incorporation is amended to:
              increase the number of common shares the corporation has the authority to issue from 5,000,000 at a par value of $.0001 per share to 50,000,000 con~non shares at a par value of $.0001 per share.

                        (b) To increase the number of preferred stock the
              corporation has the authority to issue from 500,000 at a par value of $.0001 per share to 5,000,000 at a par value of $.0001 per share.

                        (c) The certificate of incorporation is amended to read
              as follows:

                     The authorized capital stock of the corporation shall
              consist of 50,000,000 shares of common stock at a par value of $.0001 per share and 5,000,000 shares of preferred stock with a par value of $.0001 per share.

                  4.  The amendment was authorized in the following manner:

                      (a) By a unanimous written consent of the board of directors, followed by the vote of a majority of all the outstanding shares entitled to vote.


                  IN WITNESS WHEREOF, WE HAVE SIGNED THIS CERTIFICATE ON THE 15TH DAY-OF MARCH, 1996 AND WE AFFIRM THE STATEMENTS CONTAINED THEREIN AS TRUE UNDER PENALTIES OF PERJURY.



                                          /s/ Stephen D. Replin
                                          ------------------------------------
                                              Stephen D. Replin
                                              President




                                         /s/ Lee D. Weinstein
                                         -------------------------------------
                                             Lee D. Weinstein
                                             Secretary/Treasurer

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         MORTGAGE BANKERS HOLDING CORP.
                         (FORMERLY REGATTA GROUP, LTD.)


                                    ARTICLE I

                                      NAME

                  The name of the Corporation is Mortgage Bankers Holding Corp. The name under which the Corporation was originally incorporated was "Regatta Group, Ltd."

                                   ARTICLE II

                                    DURATION

                  The period of duration of the Corporation shall be perpetual.

                                   ARTICLE III

                                     PURPOSE

                  The purpose for which the Corporation is organized is to transact any of all lawful business for which corporations may be incorporated pursuant to the New York Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

                                   ARTICLE IV

                                  CAPITAL STOCK

                  4.1 AUTHORIZED CAPITAL

                  The authorized capital stock of the Corporation shall consist of 50,000,000 shares of common stock with a par value of $0.001 per share and 5,000,000 shares of preferred stock with a par value of $0.001 per share.

                  4.2 ISSUANCE OF COMMON AND PREFERRED STOCK IN SERIES

                  The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting power, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the board of directors.

                  4.2.1 AUTHORITY OF THE BOARD OF DIRECTORS

                  Authority is hereby expressly granted to the board of directors, subject to the limitations prescribed by law, to authorize the issue of one or more series of Common Stock and Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issue of each series the number of shares of such series, the voting powers, full or limited, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the board of directors with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

                  (a) The number of shares of such series;

                  (b) The designation of such series;

                  (c) The dividends of such series, the conditions and dates upon which such dividends shall be paid and the relative rights and preferences such dividends shall bear to the dividends payable on any other class or classes of stock and whether such dividends shall be cumulative or noncumulative;

                  (d) Whether the shares of such series shall be subject to redemption and, if so, the times, prices, rates, adjustments and other terms and conditions of such redemption;

                  (e) The terms and amounts of any sinking fund provided for the purchase or redemption of the shares of such series;

                  (f) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the corporation and, if provisions be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                  (g) The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise, including the right to elect a specified number or class of directors, the number or percentage of votes required for certain actions, and the extent to which a vote by class or series shall be required for certain actions;

                  (h) The restrictions, if any, on the issue or reissue of any Preferred Stock;

                  (i) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of the assets of, the corporation; and

                  (j) The extent, if any, to which any committee of the board of directors may fix the designations and any of the preferences or rights of the shares of such series relating to dividends, redemption, dissolution and distribution of assets of the corporation or the conversion into or exchange of such shares for shares of any other class or classes of stock of the corporation or any other series of the same, or fix the number of shares of any such series or authorize the increase or decrease in the shares of such series.

                  4.2.2 DIVIDENDS

                  Subject to any preferential rights granted for any series of Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive dividends out of the funds of the corporation legally available therefor at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the board of directors. The holders of shares of the Preferred Stock shall be entitled to receive dividends to the extent provided herein or by the board of directors in designating the particular series of Preferred Stock. The holders of shares of the Common Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

                  4.2.3 VOTING

                  To the extent provided herein or by resolution or resolutions of the board of directors providing for the issue of a class or series of Common Stock or Preferred Stock, the holders of each such class or series shall have the right to vote for the election of members of the board of directors of the corporation and the right to vote on all other matters, except those matters as to which New York law or these Articles provide for a separate vote.

                  4.2.4 Issuance of Shares

                  The corporation may from time to time issue any authorized and unissued shares of Common Stock or Preferred Stock for such consideration as may be fixed from time to time by the board of directors, without action by the shareholders. The board of directors may provide for payment therefor to be received by the corporation in cash, property, services or such other consideration as is approved by the board of directors. Any and all such shares of Common Stock or Preferred Stock, the issuance of which has been so authorized, and for which consideration so fixed by the board of directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

                                                                       EXHIBIT 6


                      INCLUSIVE IN MBHC ARTICLES AND BYLAWS

                  4.3 DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK

                      4.3.1 DESIGNATIONS

                      The series of Series A Convertible Preferred Stock, consisting of 2,000,000 shares, authorized herein, shall be designated herein as the "Series A Preferred Stock." The powers, preferences and rights, and the qualifications, limitations, and restrictions of the Series A Preferred Stock are as follows:

                      4.3.2 DIVIDENDS

                      Dividends shall be declared and set aside for any shares of the Series A Preferred Stock only upon resolution of the board of directors; provided, that the holders of record of outstanding shares of the Series A Preferred Stock shall not be entitled to receive any preference over any class of stock of the corporation.

                      4.3.3 LIQUIDATION RIGHTS

                      Upon the voluntary or involuntary dissolution, liquidation, or winding up of the corporation, the assets of corporation available for distribution to its shareholders shall be distributed in the following order and amounts:

                      (a) General. The holders of Series A Preferred Stock shall be entitled to a liquidation preference in the amount of $1.00 per share of Series A Common Stock over the holders of the corporation's Common Stock.

                      (b) Treatment of Sales of Assets or Acquisitions. The sale and of all or substantially all of the assets of the corporation or the acquisition of the corporation by another entity by means of merger, consolidation or otherwise, resulting in the exchange of the outstanding shares of the corporation for securities of or consideration issued, or caused to be issued, by the acquiring entity or of its affiliates, shall be regarded as a liquidation within the meaning of this Section 4.3.3; provided, however, that each holder of Series A Preferred Stock or other shares of convertible preferred stock of the corporation shall have the right to elect the benefits of the provisions of Section 4.3.5 or other applicable conversion provisions; and provided, further that this provision shall not apply if (i) the shareholders of the corporation immediately prior to such consolidation, merger or sale of assets will own a majority of the outstanding share of the surviving corporation, or (ii) the consent or vote by holders of at least 66-2/3% of Series A Preferred Stock then outstanding that such consolidation, merger, or sale shall not be regarded as a liquidation within the meaning of this Section 4.3.3.

                      (c) Distributions Other Than Cash. Whenever the distribution provided for in this Section 4.3.3 shall be payable in property other than cash, the value of such distribution shall be fair market value of such property as determined in good faith by the board of directors

                      4.3.4 VOTING POWER

                      Each holder of Series A Preferred Stock shall be entitled to vote on all matters and shall be entitled to one (1) vote for each whole share of Common stock into which such holder's shares of Series A Preferred Stock could be converted at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date on which notice of the meeting of shareholders at which the vote to be taken is mailed, or the date any written consent of shareholders is solicited if the vote is not to be at a meeting. (Except as otherwise expressly provided by New York Law, the holders of shares of Series A Preferred Stock, any other series of Preferred Stock, and Common Stock shall vote together as a single class on all matters.)

                      4.3.5 CONVERSION RIGHTS


                      The holders of the Series A Preferred Stock shall have the following rights with respect of to the conversion of Series A Preferred Stock into shares of Common Stock:

                      (a) General.

                          (i) Voluntary Conversion. Shares of the Series A
Preferred Stock may, at the option of the holder, be converted at any time, after two years from the date of issuance, into such number of fully paid and nonassessable shares of Common Stock as are equal to the product obtained by multiplying ten (10) by the number of shares of Series A Preferred Stock being converted, and in accordance with all terms and conditions of the "Preferred Stock Standstill Agreement" attached herein.

                          (ii) Mandatory Conversion. Each share of Series A
Preferred Stock shall be converted automatically, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the corporation or its transfer agent for the Common Stock, into the number of shares of Common Stock into which such Series A Preferred Stock is convertible pursuant to Section 4.3.5(a)(i) (the "Series A Conversion Rate") upon the earlier of, (A) immediately prior to the closing of a firmly underwritten, public offering by the corporation of its Common Stock, registered under the Securities Act of 1933, as amended, or (B) upon the demand of the corporation upon thirty (30) day's written notice in accordance with the "Standstill Agreement."

                      (b) Adjustments to Conversion Rate.

                          (i) Extraordinary Common Stock Event. Upon the
happening of an Extraordinary Common Stock Event (as defined below) after the date of the initial issuance of any shares of Series A Preferred Stock, the Series A Conversion Rate shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Series A Conversion Rate by a fraction, the o numerator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Stock Event, and the product so obtained shall thereafter be the Series A Conversion Rate. The Series A Conversion Rate, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                          "Extraordinary Common Stock Event" shall mean (i) the
issuance of the additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock of the corporation, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of outstanding shares of Common Stock into a smaller number shares of Common Stock

                      (c) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock of the corporation, whether by capital reorganization, reclassification or otherwise (other than an Extraordinary Common Stock Event provided for in Section 4.3 .5(d)(i),) then and in each such event the holders of each share of Series A Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or change, all subject to adjustment as provided herein.

                      (d) Exercise of Conversion Privilege To exercise its conversion privilege, each holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the corporation at its principal office, and shall give written notice to the corporation at that office that such holder o elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the corporation or in blank. The date when such written notice is received by the corporation, together with the certificate or certificates representing the shares of Series A Preferred Stock being















F.

converted, shall be the "Series A Conversion Date." As promptly as practicable after the Series A Conversion Date, the corporation shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this
Section 4.3.5, cash in the amount of all declared and unpaid dividends on such shares of Series A Preferred Stock up to and including the Series A Conversion Date. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series A Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have the holder or holders of record of the shares of Common Stock represented thereby.

                      (e) Cash in Lieu of Fractional Shares. No fractional shares of Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Preferred Stock. but the corporation shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the board of directors) at close of business on the Series A Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series A Preferred Stock being converted at any one time by any holder thereof, not upon each share of be Series A Preferred Stock being converted.

                      (f) Partial Conversion. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the corporation shall execute and deliver to or on the order of the holder, at the expense of the corporation, a new certificate representing the shares of Series A Preferred Stock that were not converted.

                      (g) Reservation of Common Stock. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock, and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                      (h) No impairment. The corporation will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4.3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

                      4.3.6 REISSUANCE OF STOCK

                      No share or shares of Series A Preferred Stock redeemed, converted, purchased, or otherwise acquired by the corporation shall be reissued, and all such shares shall canceled, retired, and eliminated from the shares which the corporation shall be authorized to issue. The corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series Preferred Stock accordingly.

                      4.3.7 REDEMPTION

                      The corporation shall not have the right to call for redemption of all or any part of the Series A Preferred Stock. However, the corporation shall have the right to purchase shares of Series A Preferred

Stock pursuant to agreements within the holders thereof when such purchases are approved by the board of directors.

                                    ARTICLE V

         PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF CAPITAL STOCK

                  No share of the common stock shall have any preference over or limitation in respect to any other share of such common stock. All shares of common stock shall have equal rights and privileges, including the following:

                  1. All shares of common stock shall share equally in dividends. Subject to the applicable provisions of the laws of this State, the Board of Directors of the Corporation may, from time to time, declare and the Corporation may pay dividends in cash, property, or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or A payment thereof would be contrary to any restrictions contained in these Articles of Incorporation. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than unreserved and unrestricted earned surplus, such dividend or distribution shall be identified as such, and the source and amount per share paid from each source shall be disclosed to the stockholder receiving the same concurrently with the distribution thereof and to all other stockholders not later than six months after the end of the Corporation's fiscal year during which such distribution was made.

                  2. All shares of common stock shall share equally in distributions in partial liquidation. Subject to the applicable provisions of the laws of this State, the Board of Directors of the Corporation may distribute, from time to time, to its stockholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets in cash or property, except when the Corporation is insolvent or when such distribution would render the Corporation insolvent. Each such distribution, when made, shall be identified as a distribution in partial liquidation, out of stated capital or capital surplus, and the source and amount per share paid from each source shall be disclosed to all stockholders of the Corporation concurrently with the distribution thereof. Any such distribution may be made by the Board of Directors from stated capital without the affirmative vote of any stockholders of the Corporation.

                  3. Each outstanding share of common stock shall be entitled to one vote at stockholders' meetings, either in person or by proxy.

                  (b) The designations, powers, rights, preferences, qualifications, restrictions, and limitations of the preferred stock shall be established from time to time by the Corporation's Board of Directors, in accordance with the New York Business Corporation Law.

                  (c) 1. Cumulative voting shall not be allowed in elections of directors or for any purpose.

                      2. No holders of shares of common stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of common stock of the Corporation, or solely to the holders of any class or classes of such stock, which the Corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said board in its discretion may determine.

                      3. The Board of Directors may restrict the transfer of any of the Corporation's stock issued by giving the Corporation or any stockholder "first right of refusal to purchase" the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of this State. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

                      4. The judgment of the Board of Directors as to the adequacy of any consideration received or to be received or to be received from any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

                                   ARTICLE VI

                               CORPORATION OFFICE

                  The office of the Corporation is to be located in the county of Allegheny, Commonwealth of Pennsylvania.

                                   ARTICLE VII

                  The Secretary of State is designated as agent of the Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of process against the Corporation served upon him is:

                           4939 Buttermilk Hollow Road
                             West Mifflin, PA 15122

                                  ARTICLE VIII

                                    DIRECTORS

                  The affairs of the Corporation shall be governed by a board of directors, who shall be elected in accordance with the By-laws of the Corporation. The number of directors shall be fixed by or in the manner provided in the By-laws of the Corporation, as may be amended from time to time.

                                   ARTICLE IX

            TRANSACTIONS WITH DIRECTORS AND OTHER INTERESTED PARTIES

                  No contract or other transaction between the Corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by the Corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of the corporation, individually, or any firm with which such director is affiliated may be a party to or any be pecuniarily or otherwise interested in any contract or transaction of the Corporation; provided, however, that the fact that he/she or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of the Corporation, or a majority thereof, at or before the entering into of such contract or transaction; and any director of the Corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize such contract or transaction, with like force and effect as if he were not such director of officer of such other corporation or not so interested.

                                    ARTICLE X

              LIMITATION OF DIRECTOR LIABILITY AND INDEMNIFICATION

                  No director of the Corporation shall have liability to the Corporation or to its stockholders or to other security holders of monetary damages for breach of fiduciary duty as a director; provided, however, that such provisions shall not eliminate or limit the liability of a director to the Corporation or to its shareholders or other security holders for monetary damages for: (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders or other security holders; (ii) acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of the law by such director; (iii) acts by such director as specified by the New York Business Corporation Law; or (iv) any transaction from which such director derived an improper personal benefit.

                  No officer or director shall be personally liable for any injury to person or property arising out of a tort committed by an employee of the Corporation unless such officer or director was personally involved in the situation giving rise to the injury or unless such officer or director committed a criminal offense. The protection afforded in the preceding sentence shall not restrict other common law protections and rights that an officer or director may have.

                  The word "director" shall include at least the following, unless limited by New York law: an individual who is or was a director of the Corporation and an individual who, while a director of a Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan. A director shall be considered to be serving at the Corporation's request if his duties to the Corporation also impose duties on or otherwise involve services by him to the plan or to participants in or beneficiaries of the plan. To the extent allowed by New York law, the word "director" shall also include the heirs and personal representatives of all directors.

                  This Corporation shall be empowered to indemnify its officers and directors to the fullest extent provided by law, including but not limited to the provisions set forth in the New York Business Corporation Law, or any successor provision.

CT CORPORATION SYSTEM

[CT LETTERHEAD]

November 27, 1996



Ray Sobieralski
Mortgage Bankers Holding Corp.
4939 Buttermilk Hollow Road
West Mifflin PA 15122

Re:     Mortgage Bankers Holding Corp.
        Order #: 609008

Dear Ray:

As requested, the amendment for the above named company was filed in the state of New York on November 15, 1996. Evidence of the filing is enclosed.

As always, please contact me with any questions.

Very truly yours,


/s/ Marcey L. Privett

Marcey L. Privett
customer Specialist

/mlp

Enclosure

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         MORTGAGE BANKERS HOLDING CORP

                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW








MORTGAGE BANKERS CORP
4939 BUTTERMILK HOLLOW ROAD
WEST MIFFLIN, PA 15122

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                                       OF
                               REGATTA GROUP, LTD.

--------------------------------------------------------------------------------
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

         WE, THE UNDERSIGNED, Raymond P. Sobieralski and Mark R. Sullivan, being respectively the Chairman of the Board / President and the Secretary Regatta Group, Ltd. hereby certify:

         1. The name of the Corporation is Regatta Group, Ltd.

         2. The certificate of the incorporation of said corporation was filed by the Department of State on the Fifteenth (15) day of March, 1995.

         3. (a) The certificate of incorporation is amended to reflect the name change of the corporation and the amendments of the sections below listed of the corporation.

            (b) To effect the foregoing, ARTICLE I, shall be amended to read; The name of the Corporation is Mortgage Bankers Holding Corp.

            (c) ARTICLE IV is amended to effectuate a reverse stock split of the capital stock namely the common stock and the preferred stock. ARTICLE IV, prior to the submission of this amendment reads as follows:
                The authorized capital stock of the corporation shall consist of 50,000,000 shares of common stock with a par value of $0.0001 per share and 5,000,000 shares of preferred stock with a par value of $0.0001 per share.

            (d) To effect the foregoing ARTICLE IV shall be amended to read;
                The authorized capital stock of the corporation shall consist of 5,000,000 shares of common stock with a par value of $0.0001 per share and 500,000 shares of preferred stock with a par value of $0.0001 per share.

            (e) ARTICLE VII, which relates to the service of process address is amended as follows: The Secretary of State is designated as agent of the Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is: 4939 BUTTERMILK HOLLOW ROAD,
                                     WEST MIFFLIN, PA 15122

         4. The amendments were authorized in the following manner:

            (a) by unanimous written consent of the board of directors followed by;

            (b) By the vote of a majority of all outstanding shares entitled to vote at a special meeting of the shareholders which was held July 31, 1996 at 10:00 am EST in Pittsburgh, Pennsylvania.


IN WITNESS WHEREOF, we have signed this certificate on the First (1) day of August, 1996 and we affirm the statements contained therein as true under penalties of perjury.



                                    /s/ Raymond P. Sobieralski
                                    ---------------------------
                                    Signature

                               By:  Raymond P. Sobieralski
                               Its: Chairman of the Board, President

(seal)


                                    /s/ Mark R. Sullivan
                                    ---------------------------
                                    Signature

                               By:  Mark R. Sullivan
                               Its: Secretary

                                RESTATED BY-LAWS
                                       OF
                         MORTGAGE BANKERS HOLDING CORP.


                                    ARTICLE I
                        SHAREHOLDERS: MEETING AND VOTING

1.1      PLACE OF MEETINGS.

         Meetings of the shareholders shall be held at the corporation's principal office, or at such other location as shall be designated in the notice of meeting.

1.2      Annual MEETINGS.

         The annual meeting of the shareholders shall be held on the first Thursday of June of each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the hour of 2:00 o'clock, p.m. The time and date of such meeting may be varied by the Board of Directors provided that notice of the varied date and time of the annual meeting is given in accordance with these By-Laws. At the annual meeting, the shareholders shall elect by vote a Board of Directors, consider reports of the affairs of the corporation, and transact such other business as may properly be brought before the meeting.

1.3      SPECIAL MEETINGS.

         Special meetings of the shareholders may be called at any time by the President, the Board of Directors, by the holders of not less than one-tenth (1/10th) of all the shares entitled to vote at such meeting, and as otherwise provided in the New York Business Corporation Act, as amended (the "Act").


1.4      NOTICE OF MEETINGS.

         1.4.1 Written or printed notice, in a comprehensible form, stating the date, time and place of the meeting, and in case of a special meeting, a description of the purpose or purposes for which the meeting is called, shall be delivered not earlier than sixty (60) nor less than ten (10) days before the meeting date, in person, telegraph, teletype, or other form of wire or wireless communication, by mail or private carrier, by or at the direction of the President, Secretary, other officer or persons calling the meeting. If mailed, the notice is effective when deposited postpaid in the United States mail, correctly addressed to the shareholder's address shown on the Corporation's current record of shareholders. In all other cases, the notice shall be effective when received by the shareholders.

         1.4.2 If a shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place, if the new date, time or place is announced at the meeting before adjournment, unless a new record date for the adjourned meeting is or must be fixed under the Act, in which event notice of the adjourned meeting must be given to the persons who are shareholders as of the new record date.


Page 1 - Restated Bylaws

1.5      VOTING ENTITLEMENT OF SHARES.

         Unless the Articles of Incorporation provide otherwise, or except as provided by the Act, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders' meeting. Only shares are entitled to vote.

1.6      QUORUM AND VOTING.

         1.6.1 Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

         1.6.2 Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting.

         1.6.3 If a quorum exists, action on a matter, other than the election of directors, by a voting group, is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Act requires a greater number of affirmative votes.

         1.6.4 Unless otherwise provided in the Articles of Incorporation, Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

         1.6.5 If the Articles of Incorporation or the Act provides for voting by a single group on a matter, action on that matter is taken when voted upon by that voting group in accordance with these By-Laws.

         1.6.6 If the Articles of Incorporation or the Act provides for voting for two or more on a matter, action on that matter is taken only when voted upon by each of those counted separately as provided by these By-Laws.

1.7      PROXIES.

          A shareholder may vote shares in person or by written proxy signed by the shareholder or the shareholder's attorney in fact and delivered to the secretary or other officer or agent of the Corporation authorized to tabulate votes.

1.8      RECORD DATE.

         The record date for determining the shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote or to take other action, shall, unless otherwise determined by the Board of Directors in advance of such action, be the date of such notice, demand, vote, or other action.


Page 2 - Restated Bylaws

1.9      SHAREHOLDERS' LIST FOR MEETING.

         After fixing a record date for a meeting, the corporation shall prepare an alphabetical list of the names of all of its shareholders who are entitled to notice of a shareholders' meeting. The list must be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder. The shareholders' list must be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to take place. The corporation shall make the shareholders' list available at the meeting, and any shareholder, the shareholder's agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment thereof.

                                   ARTICLE II
                                    DIRECTORS

2.1      POWERS.

         The business and affairs of the corporation shall be managed by a Board of Directors which shall exercise or direct the exercise of all corporate powers except to the extent shareholder authorization is required by the Act, the Articles of Incorporation, or these By-Laws.

2.2      NUMBER.

         The number of the members of the Board of Directors shall be not less than one, nor more than 9.

2.3      ELECTION AND TERM OF OFFICE.

         Except as provided in the Articles of Incorporation, the directors shall be elected at the annual meeting of the shareholders. The terms of office of the directors shall begin immediately after election and shall expire at the next annual shareholders' meeting following their election and when their successors are duly elected and qualified. The directors need not be residents of this state, or shareholders of the corporation.

2.4      VACANCIES.

         2.4.1 A vacancy on the Board of Directors shall exist upon the death, resignation, or removal of any director, in the event an amendment of the By-Laws is adopted increasing the number of directors, or in the event that the directors determine that it is desirable to elect one or more additional directors within the variable-range of the number of directors established by these By-Laws.

         2.4.2 Unless the Articles of Incorporation provide otherwise, a vacancy may be filled by the shareholders, the Board of Directors, or if the Directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by an affirmative vote of a majority of all of the Directors remaining in office.


Page 3 - Restated Bylaws

         2.4.3 The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected, and when his/her successor has been duly elected and qualified.

         2.4.4 A vacancy that will occur at a specific later date, by reason of a resignation submitted in accordance with the Act, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

         2.4.5 Except as provided by the Articles of Incorporation or the Act, during the existence of any vacancy, the remaining directors shall possess and may exercise all powers vested in the Board of Directors, notwithstanding lack of a quorum of the board.

         2.4.6 The shareholders may remove one or more directors with or without cause at a special meeting of shareholders called for that purpose pursuant to a meeting notice indicating removal as one of the purposes. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

2.5      MEETINGS.

         2.5.1 The annual meeting of the Board of Directors of this corporation shall be held immediately following the annual meeting of the shareholders, which meeting shall be considered a regular meeting as to which no notice is required.

         2.5.2 Regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting.

         2.5.3 Special meetings of the Board of Directors for any purpose or purposes may be called by an officer or director of the corporation in accordance with the notice provisions of Section 2.6.1 of these By-Laws.

2.6      NOTICE OF SPECIAL MEETINGS.

         Special meetings of the Board of Directors must be preceded by at least two (2) days' notice of the date, time and place of the meeting. The notice need not describe the purpose of such meetings. Notice of special meetings of the Board of Directors may be in writing or oral, and may be communicated in person, by telephone, telegraph, teletype, or other form of wire or wireless communication, by mail or by private carrier. Written notice, if in comprehensible form, is effective at the earliest of the following: (a) when received; (b) five (5) days after its deposit in the U.S. Mail, as evidenced by the postmark, if mailed postpaid and correctly addressed; or (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Oral notice is effective when communicated, if communicated in a comprehensible manner.


Page 4 - Restated Bylaws

2.7      MANNER OF CONDUCTING MEETINGS.

         The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through, use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.8      QUORUM.

         Unless the Articles of Incorporation or these By-Laws provide otherwise, a quorum of the Board of Directors consists of a majority of the number in office immediately before the meeting begins.

2.9      COMPENSATION.

         Unless the Articles of Incorporation provide otherwise, the Board of Directors may fix the compensation of directors, and authorize the corporation to reimburse the directors for their reasonable expenses incurred while attending meetings of the Board and while engaged in other activities on behalf of the corporation.

                                   ARTICLE III
                                    OFFICERS

3.1      DESIGNATION, ELECTION AND QUALIFICATIONS.

         The officers shall include A President, and a Secretary. The officers may include Vice-President(s), Treasurer, Assistant Secretary, or Assistant Treasurer as the Board of Directors shall, from time to time, appoint. Officers need not be members of the Board of Directors. The officers shall be elected by, and hold office at the pleasure of the Board of Directors. Any two offices may be held by the same person.

3.2      COMPENSATION AND TERM OF OFFICE.

         3.2.1 The compensation and term of office of the officers of the corporation shall be fixed by the Board of Directors. Any officer may be removed either with or without cause, by action of the Board of Directors.

         3.2.2 An officer may resign at any time by delivering notice to the corporation. A resignation is effective when the notice is effective under the Act, unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, Board of Directors may fill the pending vacancy before the effective date provided that the successor does not take office until the effective date.

3.3      PRESIDENT.

         The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business


Page 5 - Restated Bylaws
affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors. He shall be an ex-officio member of all committees, if any, shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws. He may sign, with the Secretary or any other proper officer of the corporation authorized by the Board of Directors, certificates for shares of the corporation, deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors authorizes to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.

3.4      VICE-PRESIDENT.

         The Vice-President(s), if any, shall perform such duties as may be assigned to him/her by the President or the Board of Directors. In the event of the death, disability, inability or refusal to act of the President, the Vice-President shall perform the duties and exercise the powers of the President unless otherwise designated by the Board of Directors. In the event the corporation has more than one Vice-President, the Executive Vice-President or, if none, the Vice-President in charge of administration, shall be the officer acting in the stead of the President as provided in this section.

3.5      SECRETARY.

         3.5.1 The Secretary shall keep or cause to be kept at the principal office of the corporation or such other place as the Board of Directors may order, a book of minutes of all meetings of directors and shareholders showing the time and place of the meeting, whether it was required by the By-Laws of the corporation, how authorized, the notice given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings of each meeting.

         3.5.2 The Secretary shall keep or cause to be kept at the principal office or at the office of the corporation's transfer agent, a share register or duplicate share register, showing the names of the shareholders and their addresses, the number of shares of each class held by each, and the number and date of cancellation of each certificate surrendered for cancellation.

         3.5.3 The Secretary shall give or cause to be given such notice of the meetings of the shareholders and of the Board of Directors as is required by the By-Laws. He/she shall keep the seal of the corporation, if any, and affix it to all documents requiring a seal, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or By-Laws.

3.6      TREASURER.

         The Treasurer, if any, shall be responsible for the funds of the corporation, receive and give receipts for monies due and payable to the corporation from any source whatsoever, deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these By-Laws, shall pay the funds of the corporation out only on the checks of the corporation signed in the manner authorized by the Board of Directors, and, in general,


Page 6 - Restated Bylaws
perform all of the duties incident to the office of Treasurer and such other duties as, from time to time, may be assigned to him/her by the President or the Board of Directors.

3.7      ASSISTANTS.

         The Board of Directors may appoint or authorize the appointment of assistants to any officer. Such assistants may exercise the power of such officer and shall perform such duties as are prescribed by the Board of Directors.

                                   ARTICLE IV
                                   COMMITTEES

The Board of Directors may appoint from among its members one or more committees of two (2) or more members, in accordance with and subject to the restrictions of the Act.

                                    ARTICLE V
                         CONTRACTS, CHECKS AND DEPOSITS

5.1      CHECKS, DRAFTS, ETC.

         All checks, drafts, or other orders for the payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the corporation, shall be signed by such person or persons and in the manner as shall be determined from time to time by resolution of the Board of Directors.

5.2      DEPOSITS.

         All funds of the corporation not otherwise employed shall be deposited, from time to time, to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

5.3      CONTRACTS, INSTRUMENTS.

         The Board of Directors may, except as otherwise provided in the By-Laws, authorize any officer or agent to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credits, or to render it liable for any purpose or for any amount.


                                   ARTICLE VI
                      CERTIFICATES AND TRANSFER OF SHARES

6.1      CERTIFICATES FOR SHARES.

         6.1.1 Certificates for shares shall be in such form as the Board of Directors may designate and shall indicate the state law under which the corporation is organized. The certificates


Page 7 - Restated Bylaws
shall state the name of the record holder of the shares represented thereby, the number of the certificate, the date of issuance and the number of shares for which it is issued, the par value of such shares, if any, or that such shares are without par value, and the series and class of such shares. If the corporation is authorized to issue different classes of shares or different series of shares within a class, the designations, relative rights, preferences and limitations of each class, the variations in rights, preferences and limitations determined for each series, and the authority of the Board of Directors to determine variations for future series shall be summarized on the front or back of each certificate, or, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder with this information on request in writing, and without charge. Each certificate shall state or make reference on its front or back to any liens, purchase options or restrictions on transfer.

         6.1.2 Each share certificate must be signed, either manually or in facsimile, by the President or a Vice-President and the Secretary or an Assistant Secretary.

6.2      TRANSFER ON THE BOOKS.

         Upon surrender to the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

6.3      LOST, STOLEN, OR DESTROYED CERTIFICATES.

         If a certificate is represented as being lost, stolen, or destroyed, a new certificate shall be issued in its place upon such proof of the loss, theft, or destruction and upon the giving of such bond or other security as may be required by the Board of Directors.

6.4      TRANSFER AGENTS AND REGISTRARS.

         The Board of Directors may from time to time appoint one or more specific transfer agents and one or more registrars for the shares of the corporation who shall have such powers and duties as the Board of Directors may specify.

                                   ARTICLE VII
                          INDEMNIFICATION AND LIABILITY

7.1      INDEMNIFICATION.

         The corporation shall indemnify to the fullest extent not prohibited by law any person who was or is a party or is threatened to be made a party to any proceeding (as hereinafter defined) against all expenses (including attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such proceeding.


Page 8 - Restated Bylaws

7.2      ADVANCEMENT OF EXPENSES.

         Expenses incurred by a director or officer in defending a proceeding shall, in all cases, be paid by the corporation in advance of the final disposition of such proceeding at the written request of such person, if the person:

         7.2.1 Furnishes the corporation a written affirmation of the person's good faith belief that such person is entitled to be indemnified by the corporation under this article or under any other indemnification rights granted by the corporation to such person; and

         7.2.2 Furnishes the corporation a written undertaking to repay such advance to the extent it is ultimately determined by a court that such person is not entitled to be indemnified by the corporation under this article or under any other indemnification rights granted by the corporation to such person. Such advances shall be made without regard to the person's ultimate entitlement to indemnification under this article or otherwise.

7.3      DEFINITION OF PROCEEDINGS.

         The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which a person may be or may have been involved as a party or otherwise by reason of the fact that the person is or was a director or officer of the corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the corporation, or is or was serving at the request of the corporation as a director, officer or fiduciary of an employee benefit plan of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this article.

7.4      NON-EXCLUSIVITY AND CONTINUITY OF RIGHTS.

         The indemnification and entitlement to advancement of expenses provided by this article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the articles of incorporation or any statute, agreement, general or specific action of the board of directors, vote of stock holders or otherwise, shall continue as to a person who has ceased to be a director or officer, shall inure to the benefit of the heirs, executors, and administrators of such a person and shall extend to all claims for indemnification of advancement of expenses after the adoption of this article.

7.5      AMENDMENTS.

         Any repeal of this article shall only be prospective and no repeal or modification hereof shall adversely affect the rights under this article in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding.


Page 9 - Restated Bylaws

7.6      DIRECTOR LIABILITY.

         No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director; provided that this section 7.6 shall not eliminate the liability of a director for any act or omission for which sum elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of such amendment.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.1      AMENDMENT OF BY-LAWS.

         Except as otherwise provided by the Act or the Articles of Incorporation, the By-Laws may be amended by the Board of Directors or the shareholders. Whenever amendments or new By-Laws are adopted, they shall be placed in the minute book with the original By-Laws in the appropriate place. If any By-Law is repealed, the fact of repeal and the date on which the repeal occurred shall be stated in such book and place.

8.2      DIVIDENDS.

         Except as provided by the Act or the Articles of Incorporation, the directors may, from time to time, declare and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.


8.3      SEAL.

         The directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words "corporate seal".

8.4      ACTION WITHOUT MEETING.

         Any action which the Act, the Articles of Incorporation or by the By-Laws require or permit the shareholders or directors to take at a meeting may be taken without a meeting if the action is taken by all of the shareholders or directors entitled to vote on the matter, evidenced by one or more written consents describing the action taken, signed by each shareholder or director, as the case may be, and included in the minutes or filed with the corporate records reflecting the action taken.

8.5      WAIVER OF NOTICE.

         A shareholder or director may, at any time, waive any notice required by the Act, the Articles of Incorporation or the By-Laws. Any such waiver shall be in writing, signed by the shareholder or director entitled to the notice and shall be delivered to the corporation for inclusion in the minutes or corporate records.


Page 10 - Restated Bylaws

8.6      FISCAL YEAR.

         The fiscal year of the corporation shall begin on the first day of January in each year.

         I hereby certify that the foregoing Restated By-Laws of were adopted by the Board of Directors on


                                               MORTGAGE BANKERS HOLDING CORP.

                                               By: /s/ Raymond P. Sobieralski
                                                  ------------------------------
                                                  DIRECTOR REGATTA GROUP LTD.


Page 11 - Restated Bylaws

STATE OF NEW YORK } SS:
DEPARTMENT OF STATE

I hereby certify, that the certificate of Incorporation of NATIONAL INSTITUTE COMPANIES OF AMERICA, INC. was filed on 03/15/1995, under the name of REGATTA GROUP, LTD., with perpetual duration, and that a diligent examination has been made of the Corporate index for documents filed with this Department for a certificate, order, or record of a dissolution, and upon such examination, no such certificate, order or record has been found, and that so far as indicated by the records of this Department, such corporation is a subsisting corporation.

A Certificate of Amendment REGATTA GROUP, LTD., changing its name to MORTGAGE BANKERS HOLDING CORP., was filed 10/17/1996.

A Certificate of Amendment MORTGAGE BANKERS HOLDING CORP., changing its name to NATIONAL INSTITUTE COMPANIES OF AMERICA, INC., was filed 03/03/2000.

The Biennial Statement is past due.



                                             ***

       [STATE OF NEW YORK SEAL]              Witness my hand and the
                                             official seal of the
                                             Department of State at the
                                             City of Albany, this 24th day
                                             of March two thousand.


                                             /s/ ?????????????


                                             Special Deputy Secretary of State

STATE OF NEW YORK } SS:
DEPARTMENT OF STATE


I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.


WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAR 24, 2000



     [STATE OF NEW YORK SEAL]


                                             /s/ ?????????????


                                             Special Deputy Secretary of State


DOS-1266 (5/96)

                            CERTIFICATE OF AMENDMENT

                       OF THE CERTIFICATE OF INCORPORATION

                                       OF



                         Mortgage Bankers Holding Corp.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW.

--------------------------------------------------------------------------------




        1. The name of the corporation is Mortgage Bankers Holding Corp.

    2. The certificate of Incorporation of said corporation was flIed by the

               Department of State on the 15tH day of March, l995.

                3. The certificate of Incorporation is amended to

                       Change the name of the corporation.

                      To effect the foregoing Article One:

                       First: The name of the company is:

                  National Institute Companies of America, Inc.

        4. The amendment(s) was/were authorized in the following manner:

                      Board of Directors and Shareholders.


                                             /s/ KEVIN P. MALONEY
                                             ---------------------------------
                                             KEVIN P. MALONEY, PRESIDENT

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          MORTGAGE BANKERS HOLDING CORP

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW








                 National Institute Companies of America, Inc.
                               55 S. Main Street
                                   2nd Floor
                              Washington, PA 15301

CT CORPORATION SYSTEM

[CT LETTERHEAD]

March 28, 2000



Kevin P. Maloney
National Institute Companies Of America, Inc.
55 S. Main Street
2nd Floor
Washington PA 15301

Re: National Institute Companies of America, Inc.
    ORDER#:  2130508

Dear Kevin:

As requested, attached is one Good Standing Certificate and one certified copy of the name change amendment as released by the New York Department of State.

If you have any questions, please feel free to contact me.

Very truly yours,

/s/ Marcey L. Smith

Marcey L. Smith
Customer Specialist

/mls

Enclosure